STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 29, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on December 16, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board  of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment  income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year- to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1187	65.94%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0613	34.06%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.1187	65.94%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0613	34.06%
Total (per common share)	0.1800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how  to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.70%
Cumulative Distribution Rate as a Percentage of NAV*	1.31%
Cumulative Total Return as a Percentage of NAV**	10.80%
Average Annual Total Return***	2.85%

^	Based on the Fund’s NAV as of November 30, 2016 and the December 29, 2016 distribution.

*	Based on the Fund’s NAV as of November 30, 2016 and includes distributions through December 29, 2016.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through November 30, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending November 30, 2016. Annual NAV Total Return  is  the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not  measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 26, 2017 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on January 13, 2017.  The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1097	60.94%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0703	39.06%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.2284	63.44%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1316	36.56%
Total (per common share)	0.3600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.19%
Cumulative Distribution Rate as a Percentage of NAV*	2.53%
Cumulative Total Return as a Percentage of NAV**	4.65%
Average Annual Total Return***	3.93%

^	Based on the Fund’s NAV as of December 31, 2016 and the January 26, 2017 distribution.

*	Based on the Fund’s NAV as of December 31, 2016 and includes distributions through January 26, 2017.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through December 31, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending December 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 23, 2017 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on February 10, 2017.  The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0981	54.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0819	45.50%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.3265	60.46%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.2135	39.54%
Total (per common share)	0.5400	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.97%
Cumulative Distribution Rate as a Percentage of NAV*	3.74%
Cumulative Total Return as a Percentage of NAV**	7.51%
Average Annual Total Return***	2.77%

^	Based on the Fund’s NAV as of January 31, 2017 and the February 23, 2017 distribution.

*	Based on the Fund’s NAV as of January 31, 2017 and includes distributions through February 23, 2017.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through January 31, 2017.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending January 31, 2017.  Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions.  The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 30, 2017, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on March 20, 2017.  The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0905	50.28%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0895	49.72%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.4170	57.92%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3030	42.08%
Total (per common share)	0.7200	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.54%
Cumulative Distribution Rate as a Percentage of NAV*	4.85%
Cumulative Total Return as a Percentage of NAV**	12.05%
Average Annual Total Return***	2.92%

^	Based on the Fund’s NAV as of February 28, 2017 and the March 30, 2017 distribution.

*	Based on the Fund’s NAV as of February 28, 2017 and includes distributions through March 30, 2017.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through February 28, 2017.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending February 28, 2017.  Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 27, 2017, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on April 17, 2017.  The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1077	59.83%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0723	40.17%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.5247	58.30%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3753	41.70%
Total (per common share)	0.9000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.57%
Cumulative Distribution Rate as a Percentage of NAV*	6.07%
Cumulative Total Return as a Percentage of NAV**	13.09%
Average Annual Total Return***	3.27%

^	Based on the Fund’s NAV as of March 31, 2017 and the April 27, 2017 distribution.

*	Based on the Fund’s NAV as of March 31, 2017 and includes distributions through April 27, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through March 31, 2017.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending March 31, 2017.  Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 25, 2017, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on May 15, 2017.  The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1071	59.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0729	40.50%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.6318	58.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.4482	41.50%
Total (per common share)	1.0800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.45%
Cumulative Distribution Rate as a Percentage of NAV*	7.22%
Cumulative Total Return as a Percentage of NAV**	15.40%
Average Annual Total Return***	3.71%

^	Based on the Fund’s NAV as of April 30, 2017 and the May 25, 2017 distribution.

*	Based on the Fund’s NAV as of April 30, 2017 and includes distributions through May 25, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through April 30, 2017.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending April 30, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.